The Skin Cancer Diagnostics Company January 2021 NASDAQ: CSTL COMPANY PRESENTATION

2 DISCLAIMERS › Forward-Looking Statements › The information in this presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, our anticipated milestones, estimated total addressable market attributable to our pipeline products, and our plans for commercial expansion, including anticipated number of sales territories. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2019, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. DecisionDx, DecisionDx-UM, DecisionDx-Melanoma, DecisionDx-SCC, DecisionDx DiffDx-Melanoma and the Castle Biosciences logo are the registered trademarks of Castle Biosciences, Inc. This presentation may also contain trademarks and trade names that are the property of their respective owners.

The Skin Cancer Diagnostics Company January 2021 NASDAQ: CSTL PRELIMINARY Q42020 INFORMATION

4 1 Castle will report full financial results in March 2021. 2 This amount is preliminary and is subject to completion of financial closing procedures. As a result, this amount may differ from the amount that will be reflected in our financial statements as of and for the year ended December 31, 2020. Preliminary Fourth Quarter and Year-end 2020 Performance Results1 (unaudited) 18,185 total 2020 GEP test reports: • 16,232 DecisionDx- Melanoma • 485 DecisionDx-SCC (Aug. 31, 2020 – Dec. 31, 2020). • 73 DecisionDx DiffDx- Melanoma (Nov. 2, 2020 - Dec. 31, 2020) • 1,395 DecisionDx-UM Innovative Products Strong Balance Sheet • Year-end 2020 cash and cash equivalents of ~$410 million2 • No debt Expansive Body Of Evidence • 11 peer-reviewed articles published in 2020 to support adoption of our tests by clinicians and reimbursement by commercial payers

5 1 The first time a clinician ordered a particular Castle test for the first time. 2 DecisionDx-SCC orders from Aug 31, 2020 through December 31, 2020. 3 DiffDx-Melanoma orders from November 2, 2020 through December 31, 2020. Providing personalized, clinically actionable, tumor-specific genomic information to enable more accurate cancer treatment plan decisions 18,185 Total 2020 GEP Reports DecisionDx-UM DecisionDx-Melanoma DecisionDx-SCC DiffDx-Melanoma 602 Q4 2020 New Ordering Clinicians for Dermatologic Tests1 DecisionDx-Melanoma DecisionDx-SCC DiffDx-Melanoma 92 orders3 562 orders2

The Skin Cancer Diagnostics Company November 9, 2020 NASDAQ: CSTL THIRD QUARTER 2020 INFORMATION

7 Castle Biosciences Innovators in Proprietary Gene Expression Profile Tests for Dermatologic Cancers Innovative Products Strong Financials Evidence Development Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-Effective Diagnostics

3Q2020: Strong Financials 3Q20 3Q19 Nine months ended 9/30/20 Nine months ended 9/30/19 Revenue $15.2M $14.8M $45.4 $34.2M DecisionDx-Melanoma reports 4,404 4,126 11,986 11,049 DecisionDx-UM reports 318 356 985 1,092 Operating Cash Flow $(3.0)M $0.8M $10.3M $2.5M Adj. Operating Cash Flow 1 $(3.0)M $0. 8M $0.1M $2.5M Gross Margin 84% 88% 85% 85% Cash & Cash Equivalents $183.1M (as of 9/30/20) $94.5M (as of 9/30/19) 1See Non-GAAP reconciliations at the end of this presentation. 8

Castle's in-market dermatological cancer products target an estimated $2.0B U.S. total addressable market[1]

	MELANOMA	SQUAMOUS CELL CARCINOMA	SUSPICIOUS PIGMENTED LESIONS
INITIAL CASTLE ADDRESSABLE MARKET[2]	**~130,000 patients** classified as Stage I, II or III **~$540M Estimated U.S. TAM**	**~200,000 patients** present with high-risk features **~$820M Estimated U.S. TAM**	**~300,000 patients** with an indeterminant biopsy **~$600M Estimated U.S. TAM**
CSTL's PROPRIETARY GENE EXPRESSION PROFILE TEST:	DecisionDx MELANOMA	DecisionDx-SCC	DecisionDx DiffDx-Melanoma

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2] Annual U.S. incidence for Stage I, II o r III melanoma estimated at 130,000; Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.

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Our main focus is serving the skin cancer market

DecisionDx-SCC and DiffDx-Melanoma are utilizing existing relationships

Indication / Test outcome	Trade Name	Commercial Status	Reimbursement Status	Peer-Reviewed Publications	Primary Customers	Initial Launch Targets
Cutaneous Melanoma / Risk of metastasis	DecisionDx MELANOMA	Available	MCR, MCRA Commercial – in process	26	Derms (including Mohs), Surgeons	
Cutaneous Squamous Cell Carcinoma / Risk of metastasis	DecisionDx-SCC	Available 8/31/2020	Expected draft LCD in 2021	4	Derms (including Mohs)	~4,400 current customers[1]
Suspicious Pigmented Lesions / For difficult-to- diagnose melanocytic lesions	DecisionDx DiffDx-Melanoma	Available 11/2/2020	Expected draft LCD in 2021	2*	Dermpaths, Derms	~1,800 current dermpath customers[2]

[1]Clinicians who ordered DecisionDx-Melanoma in LTM (as of 9/30/2020)
[2]Pathologists who provided clinical specimens for DecisionDx-Melanoma in LTM (as of 9/30/2020)
*Two manuscripts accepted.

MCR = Medicare. MCRA = Medicare Advantage; current customer estimates based on LTM.

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The Skin Cancer Diagnostics Company

DecisionDx-Melanoma: Well studied, informs cancer management decisions *According to SORT system, used by AAD; **Through 9/30/2020; ***LTM as of 9/30/2020 >5,700 Patients included in studies including an independent validation 26 Peer-reviewed, published studies including 2 meta-analyses 1A Category IA evidence* 59,000+ Patients with DecisionDx-Melanoma reports** 50% Demonstrated change management in 1 of 2 patients tested Medicare+ Covered by Medicare and multiple private insurers 4,400+ Ordering clinicians*** 12

DecisionDx-Melanoma informs these two important clinical decisions and impacts treatment plans

Diagnosis of localized cutaneous melanoma

DecisionDx MELANOMA

1

Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?

Tumor thickness, age, and DecisionDx-Melanoma

2

Is the risk of recurrence high enough to warrant initiation of imaging, high frequency follow-up, adjuvant therapy, and clinical trial enrollment?

Tumor thickness, ulceration, SLN status and DecisionDx-Melanoma

1 LIMITATIONS OF CURRENT STAGING TO INFORM SLNB SURGERY


12%
11%
18%
$20-24k
SLNB Positivity
Average Complication Rate
Median Regional False Negative Rate
Average Reimbursed Cost

2 RISK OF RECURRENCE MANAGEMENT

Deaths from Melanoma:


66%
34%
"Low-risk" Patients
"High-risk" Patients

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. MCR = Medicare Cost Report.

Source: AJCC v7 *J Clin Oncol* 2009; SEER data release 2017; Morton et al. *N Engl J Med* 2014; Whiteman et al. *J Invest Dermatol* 2015; Shaikh et al. *J Natl Cancer Inst* 2016; Poklepovic and Carvajal. *Oncology* 2018; Sondak and Zager. *Ann Surg Oncol* 2010. Moody et al. *Euro Jrnl Surg Onc* 2017.

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DecisionDx-Melanoma workflow:
after diagnosis for more accurate prediction of risk

Patients with Stage I – III Melanoma

DecisionDx MELANOMA

- Primary CM Tissue (FFPE)
- Castle CAP/CLIA Certified Lab
- RNA Isolation
- 31 Gene Expression Profile
- Proprietary Algorithm Predicts Class

Class 1:

Low risk of SLN positivity (eligible T1-T2)

Low risk of melanoma recurrence (T1-T4)

- **1A** Lowest risk
- **1B** Low risk

Class 2:

Higher risk of SLN positivity (eligible T1-T2)

High-risk of melanoma recurrence (T1-T4)

- **2A** High-risk
- **2B** Highest risk

Gerami et al. *Clin Cancer Res* 2015; Gerami et al. *JAAD* 2015; Zager et al. *BMC Cancer* 2018; Gastman et al. *JAAD* 2019

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15 DecisionDx-Melanoma enables rule-out and rule-in for T1-T2 melanomas DecisionDx- Melanoma Result Probability of a Positive Sentinel Lymph Node1 All Ages (n=1065) ≥65 years (n=448) 55-64 years (n=247) <55 years (n=370) Class 1A 4.6% 1.6% 4.9% 7.6% Class 1B/2A 10.8% 6.9% 7.7% 19.6% Class 2B 18.8% 11.9% 30.8% 24.0% DecisionDx-Melanoma Class 1A identifies a low risk for SLN positivity similar to stage T1a patients (for whom SLNB is not recommended) Class 1A Outcomes (all ages) Median follow-up MSS OS DMFS RFS >5 years 99.6% 98.2% 95.3% 93.5% 3.2 years n/r 99.4% 98.7% 96.6% Class 1A patients show excellent 5-year survival outcomes in long-term archival studies1 Outcomes confirmed in prospective, multi-center study2 Data shows DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving U.S. healthcare system $250M1,3 1Vetto et al. Future Oncol 2019. 2Hsueh et al. Poster discussion abstract, ASCO 2019. 3Clearview health economic model, data on file. T1-T2 tumors are ≤2.0mm thick (“Breslow’s” thickness or depth). MSS = melanoma specific survival. OS = overall survival. DMFS = distant metastasis free survival. RFS = recurrence free survival. n/r = not reported. 1

DecisionDx-Melanoma is a significant independent predictor of outcomes 1Gerami et al. Clin Cancer Res 2015. 2Gastman et al. Jrnl Amer Acad Dermatol 2019. 3Hsueh et al. Jrnl Hematol Oncol 2017. 4Podlipnik et al. Jrnl Eur Asso Veneral and Derm 2019. 0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center1 Disease-Free Survival Stage I-II AJCC high risk Class 2 0 5 10 15 20 25 30 Prospective, Multi-center4 Recurrence-Free Survival Stage I-II AJCC high risk Age Class 2 0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center2 Melanoma Specific Survival Stage I-III Thickness Mitotic rate Ulceration SLN + Class 2B 0 1 2 3 4 5 6 7 8 9 10 Prospective, Multi-center3 Recurrence-Free Survival Stage I-III Thickness Mitotic rate Ulceration SLN + Class 2 H a za rd R a ti o ( m u lt iv a ri a te )* H a za rd R a ti o ( m u lt iv a ri a te )* ** ** ** ** ** ** ** ** ** ** *Hazard ratio is continuous for thickness, categorical for other endpoints; **Statistically significant Data shown are from the first and most recent publications for archival and prospective studies 16 2

DecisionDx-Melanoma stratifies risk of recurrence beyond AJCC (8th ed.) staging Stage I II III M e la n o m a -S p e c if ic S u rv iv a l (M S S ) (% ) Low Risk Stage I-IIA High Risk Stage IIB-III 99.6% ≈AJCC IA 89.5% ≈AJCC IIIA >99% ≈AJCC IA 84.7% ≈AJCC IIIB 94.8% ≈AJCC IIA 61.2% ≈AJCC IIIC+ 98% NCCN Risk Category 100 90 80 70 60 Castle Class 1A MSS Castle Class 2B MSS AJCC MSS 90% 77% Prado et al. SKIN J Cutan Med 2018:suppl 2. n=690 2 17

2 50% of patients have a change in management

4 consecutive clinical impact studies have shown 47-53% change in risk of recurrence management

Changes in patient management include:

- Imaging and labs
- Sentinel lymph node biopsy guidance
- Clinical visit frequency
- Referrals

Study	Design	# of Patients	% Change in Management
Berger[1]	Prospectively tested cohort, multi-center. Retrospective pre test / post test management.	156	53%
Dillon[2]	Prospective, multi-center: pre test / post test management	247	49%
Farberg[3]	169 physician impact study: patient vignettes with pre test / post test management	n/a	47-50%
Schuitevoerder[4]	Prospectively tested cohort, single center. Retrospective pre test / post test management; and modeling of prospective cohort	91	52%

[1]Berger, et al. 2016 Curr Med Res Opin; [2]Dillon et al. 2018 Skin; [3]Farberg et al. 2017 Jrnl Drugs Derm; [4]Schuitevoerder, et al. 2018 Jrnl Drugs Derm.

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DecisionDx-Melanoma informs both primary treatment decisions, addressing the issues of over- and under-treatment

What's the risk of a positive SLN?

DecisionDx MELANOMA

All eligible T1-T2
T1a with adverse features and T1b-T2

Informs use of SLNB

Class 1A: <5% SLN positivity* and favorable prognosis

Class 1B-2B: ≥10% SLN positivity and higher rates of metastasis

*account for age

What's the risk of melanoma recurrence?

DecisionDx MELANOMA

Any T ≥0.3 mm
Consider for any patient interested in risk information

Informs clinical follow-up, referrals, imaging, adjuvant therapy

Class 1A: lowest risk

Class 1B: low risk

Class 2A: high risk

Class 2B: highest risk

Vetto et al. Future Oncol 2019; Marks et al SKIN J Cutaneous Med 2019

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The Skin Cancer Diagnostics Company

21 Designed to predict individual metastatic risk to inform risk-appropriate management For high-risk SCC patients with one or more risk factors ~200,000 patients present with high- risk features annually; $820M U.S TAM1 Validated in 420- patient cohort of high-risk SCC from 33 U.S. centers 4 peer-reviewed publications to date; Over 1,400 patients enrolled in studies to date from 92 centers Utilizing existing sales channels: dermatologists (including Mohs surgeons) 1 based on Castle estimates Incorporation of DecisionDx-SCC with traditional risk factors can improve patient classification compared to traditional risk factors alone

22 DecisionDx-SCC: Designed to predict metastatic risk for high-risk SCC patients DecisionDx-SCC is a validated predictor of risk in uni- and multivariate analysis. Incorporation of DecisionDx-SCC with traditional risk factors can improve patient classification compared to either approach alone. Addressing the Clinical Problem DecisionDx-SCC is validated to predict metastatic risk for individual SCC patients with one or more risk factors. DecisionDx-SCC can inform management decisions within established guidelines. Wysong et al. JAAD 2020; Ibrahim et al. submitted

DecisionDx-SCC is validated to predict metastatic risk for individual SCC patients with one or more risk factors



Kaplan-Meier Estimated MFS
Metastasis-free survival (MFS)
100 %
80 %
60 %
40 %
20 %
0 %
n = 420
p < 0.0001
0
1
2
3
4
5
Years

Class 1 – Low Biological Risk

Less than half the general study population risk

Class 2A – Moderate Biological Risk

Similar to the strongest traditional factors

Class 2B – High Biological Risk

≥50% risk of metastasis

Wysong et al. *JAAD* 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences.

CASTLE BIOSCIENCES 23

* 24 DecisionDx-SCC Class 2A and Class 2B are strong independent predictors of metastasis 0 5 10 Hazard Ratio 0 5 Hazard Ratio Immunosuppression Tumor diameter (per cm) Perineural invasion Deep invasion Poor differentiation Class 2A Class 2B Wysong et al. JAAD 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences. Univariate Analysis Multivariate Analysis Deep invasion: beyond subcutaneous fat, depth >6mm, or Clark level V. NA 1.1 (ns) 1.2 (ns) 2.1 (p<0.001) 2.3 (p<0.001) 2.3 (p<0.001) 6.9 (p<0.001) 1.5 (ns) 1.2 (p<0.001) 3.3 (p<0.001) 3.1 (p<0.001) 3.9 (p<0.001) 3.2 (p<0.001) 11.6 (p<0.001) Hazard Ratio (HR) Hazard Ratio (H ) What is the impact of DecisionDx-SCC? - An SCC with deep invasion is 2.1x more likely to metastasize than without. - Adding a Class 2A results shifts that to 4.8x more likely to metastasize. - Adding a Class 2B result shifts that to 14.5x more likely to metastasize.

DecisionDx-SCC is designed to predict metastatic risk for high-risk SCC patients

SCC patients with one or more risk factors

What is the risk of metastasis?

DecisionDx-SCC
+
Traditional Prognostic Risk Factors

	Treatment plans may include:	Follow-up plans may include:
Low Intensity	• Surgery, if feasible • Clinical nodal exam	• Clinical follow-up: 1-2x per year • Clinical nodal exam
Moderate Intensity	• Surgery, if feasible • Consider nodal imaging / staging • Consider oncology referral	• Clinical follow-up: 2-4x per year for 3 years • Baseline and annual nodal US/CT for 2 years
High Intensity	• Surgery, if feasible • Nodal imaging / staging • Consultation: radiation oncology • Consultation: medical oncology	• Clinical follow-up: 4-12x per year for 3 years • Baseline and 4x per year nodal US/CT for 2 years

DecisionDx-SCC results can inform management decisions within established guidelines

NCCN Guidelines for Squamous Cell Skin Cancer v1.2020, Likhacheva et al. *Pract Radiat Oncol* 2020, Farberg et al. *CMRO* 2020, Litchman et al. CMRO 2020, Teplitz et al. JDD 2019, Alam et al. *JAAD* 2018

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The Skin Cancer Diagnostics Company

27 Improving diagnostic resolution for the benefit of patient care A definitive result from DecisionDx DiffDx-Melanoma in ≥96% of lesions submitted for testing Includes multiple subtypes of lesions with uncertain malignant potential Demonstrated technical success rate of 96% 5-7 day turn around time/ similar to other ancillary tests In most cases, after melanoma diagnosis, clinicians can order DecisionDx- Melanoma; using same tissue block Interpreted in the context of other clinical, laboratory and histopathologic information, DecisionDx DiffDx-Melanoma is designed to add diagnostic clarity and confidence for dermatopathologists, while helping dermatologists deliver more informed patient management plans. Estrada et al. (2020, in press) J Cut Med SKIN

28 The unmet need in patients with a difficult-to-diagnose melanocytic lesion Of the estimated 2 million suspicious pigmented lesions biopsied annually in the U.S., approximately 300,000 of those cannot be classified with confidence as either benign tissue or melanoma through traditional histopathology methods. These difficult-to-diagnose lesions are commonly sent for second opinions to expert dermatopathologists who have more experience with challenging cases; however, the nature of many lesions remains ambiguous with discordant rates of lesions in this category of 25-43% (Elmore et al., 2017). The Clinical Problem A clinical hurdle for dermatopathology is the accurate diagnosis of difficult-to-diagnose melanocytic neoplasms. Undertreatment can lead to tumor recurrence or spread and increase of melanoma specific mortality. Overtreatment can impact patient quality of life (adverse events / increased morbidity) and create unnecessary healthcare costs.

29 Dermatopathologists and dermatologists work together to diagnose melanoma A suspicious pigmented lesion is examined by a doctor or dermatologist by visual inspection and/or with a dermatoscope. If warranted, the lesion is biopsied. Lesion is examined via microscope by a dermatopathologist or pathologist. If the lesion contains a malignant melanocytic proliferation, the diagnosis is melanoma. Of the approximately 2 million annual pigmented biopsies, Castle estimates approximately 300,000 are difficult-to-diagnose DermatopathologistDermatologist Dermatologist

30 The Clinical Issue: Uncertainty creates an over- or under-treatment dilemma Definitive melanoma diagnoses (invasive or in situ) Definitive benign melanocytic diagnoses SLNB Imaging Increased follow-up No additional treatment Routine follow-up Clinically evaluated suspicious pigmented / melanocytic lesions Histopathologic evaluation Primary treatment Staging, surveillance, and follow-up options Wide Local Excision ~2 million melanocytic skin biopsies Uncertain malignant potential ?

31 DecisionDx DiffDx-Melanoma Designed to improve diagnostic resolution for the benefit of patient care Utilizing machine-learning (AI) to obtain improved accuracy metrics and substantially reduced intermediate-risk zone, DecisionDx DiffDx-Melanoma has been demonstrated to provide a definitive result in ≥96% of lesions submitted for testing with a 96% technical success rate. DecisionDx DiffDx-Melanoma classifies these lesions as: benign (gene expression profile suggestive of benign neoplasm), intermediate-risk (gene expression profile cannot exclude malignancy) or malignant (gene expression profile suggestive of melanoma) and includes more of the difficult-to-diagnose melanocytic lesion subtypes. Addressing the Clinical Problem DecisionDx DiffDx-Melanoma is designed to provide a highly accurate, object result in order to aid dermatopathologists in characterizing difficult-to-diagnose melanocytic lesions. Sensitivity= 99.1%, Specificity= 94.3% Interpreted in the context of other clinical, laboratory and histopathologic information, DecisionDx DiffDx- Melanoma is designed to add diagnostic clarity and confidence for dermatopathologists, while helping dermatologists deliver more informed patient management plans. Estrada et al. (2020, in press) J Cut Med SKIN

DecisionDx DiffDx-Melanoma is designed and validated to improve diagnostic resolution for the benefit of patient care All ages N=503 Age > 65 years N=178 DecisionDx DiffDx-Melanoma 95% CI DecisionDx DiffDx- Melanoma 95% CI Sensitivity 99.1% 97.9-100 99.2% 97.6-100 Specificity 94.3% 91.5-97.1 100% 100-100 PPV 93.6% 90.5-96.7 100% 100-100 NPV 99.2% 98.1-100 98.1% 94.3-100 Intermediate-risk result 3.6% 3.4% Technical success rate 96% Samples that fall in intermediate-risk zone were excluded from the calculation. PPV – positive predictive value; NPV – negative predictive value; CI – confidence interval. Estrada et al. (2020, in press) J Cut Med SKIN 32

DecisionDx

DiffDx-Melanoma

Improving diagnostic resolution for the benefit of patient care

To aid dermatopathologists in characterizing **suspicious pigmented lesions**	**~300,000** suspicious pigmented lesions annually; $**600M** U.S TAM[1]	Technical success rate of 96%	2 **peer-reviewed publications[2]** to date	Utilizing **existing relationships within** the dermatologic community (dermpaths, derms)

Interpreted in the context of other clinical, laboratory and histopathologic information, DecisionDx DiffDx-Melanoma is designed to add diagnostic clarity and confidence for dermatopathologists, while helping dermatologists better understand the clinical implications for more informed patient care

[1] based on Castle estimates, [2] accepted manuscripts

CASTLE BIOSCIENCES 33

The Skin Cancer Diagnostics Company

DecisionDx-UM: STANDARD OF CARE

Strong Evidence Base

- 17 peer-reviewed publications, 2,000+ patients

Widespread adoption

- 90%+ of U.S. ocular oncology institutions order
- 1,526 reports issued in 2019

Broad Coverage

- 156+ million total lives covered
- Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease
- "Existing ADLT" status effective May 2019

AJCC and NCCN Guideline Inclusion

Uveal Melanoma – A Rare Eye Cancer

↓

~1,600 patients diagnosed in the U.S. annually

~97% of patients – no evidence of metastatic disease at the time of diagnosis

~30% will develop metastases within 3 years

↓

DecisionDx-UM

(Uveal Melanoma)

15-Gene Expression Profile (GEP) Test

Low-risk: **~67%**	High-risk: **~33%**
Low Intensity Management	High Intensity Management

CASTLE BIOSCIENCES 35

The Skin Cancer Diagnostics Company FINANCIAL OVERVIEW

37 Factors driving near-and long-term growth Test Report Volume Commercial sales team expansion in 2H20, further expansion expected in 2021 Reimbursement Strong ASP growth DecisionDx-Melanoma $7,193 PAMA rate through 2021 Revenue Gross Margins 84% in Q320 Continued margin expansion of existing products (increasing ASPs and efficiencies of scale) expected to be slightly offset by uptake of pipeline products ahead of reimbursement Profitability New Product Development Launched two new pipeline products in 2020 with estimated $1.4B+ U.S. TAM Leverage of our existing skin cancer sales channels to support new products Pipeline

38 Continued revenue growth, driven by test report and ASP growth* 2015 2016 2017 2018 2019 Report Volume Growth DecisionDx-UM DecisionDx-Melanoma 3,956 7,490 13,445 10,614 17,055 $3.7m $14.8m $15.2m 3Q 2018 3Q 2019 3Q 2020 Revenue *3Q2020 ASP growth over 3Q2019 and 3Q2018

Recent achievements and expected future milestones All 2020 milestones achieved 2020 2021 2018 2019 39 Oct 2020: LCD expansion finalized for DecisionDx-Melanoma, effective date 12/06/20 2021: Potential draft LCD for DecisionDx-SCC and DecisionDx DiffDx- Melanoma 2022 Dec 2018: Initial LCD effective for DecisionDx-Melanoma Dec 2019: Expanded outside sales territories to 32 Aug 2019: Expanded draft LCD for DecisionDx-Melanoma posted 2H2020: Expected initiation of work on additional dermatology pipeline products 4Q2020: Launch of DecisionDx DiffDx- Melanoma Continued evidence development for all commercialized products July 2019: IPO 2022: Potential effective LCD for DecisionDx-SCC and DecisionDx DiffDx- Melanoma 3Q2020: Commercial team expansion Sept 2020: Launch of DecisionDx-SCC Feb 2019: Expanded outside sales territories to 23 = Achieved 2021: Planned commercial team expansion

Castle's in-market dermatological cancer products target an estimated $2.0B U.S. total addressable market[1]

	MELANOMA	SQUAMOUS CELL CARCINOMA	SUSPICIOUS PIGMENTED LESIONS
INITIAL CASTLE ADDRESSABLE MARKET[2]	**~130,000 patients** classified as Stage I, II or III **~$540M Estimated U.S. TAM**	**~200,000 patients** present with high-risk features **~$820M Estimated U.S. TAM**	**~300,000 patients** with an indeterminant biopsy **~$600M Estimated U.S. TAM**
CSTL's PROPRIETARY GENE EXPRESSION PROFILE TEST:	DecisionDx MELANOMA	DecisionDx-SCC	DecisionDx DiffDx-Melanoma

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]Annual U.S. incidence for Stage I, II o r III melanoma estimated at 130,000; Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.

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The Skin Cancer Diagnostics Company THANK YOU

› In this presentation, we use the metric of Adjusted Operating Cash Flow, which is a non-GAAP financial measure and is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). This non-GAAP financial measure reflects adjustments to net cash provided by operating activities to remove the effects of two payments we received associated with government aid to healthcare providers due to COVID-19, which we believe are not indicative of our ongoing operations. › We use Adjusted Operating Cash Flow internally because we believe this metric provides useful supplemental information in assessing our cash flow performance from our core ongoing business activities by removing the effects of these items on our operating cash flows. We believe this metric is also useful to investors as a supplement to GAAP measures in analyzing the performance of our business. However, this non-GAAP financial measure may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. This non-GAAP financial measure is not meant to be a substitute for net cash provided by operating activities reported in accordance with GAAP and should be considered in conjunction with our financial information presented on GAAP basis. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of this non-GAAP financial measure to the most directly comparable GAAP financial measure are presented on the next slide. Use of Non-GAAP Financial Measures (UNAUDITED) 42

43